UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2013

EMERSON RADIO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07731	22-3285224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 University Plaza, Suite 405, Hackensack, New Jersey 07601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (973) 428-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 10, 2013, Deutsche Bank filed a Form 4 with the Securities and Exchange Commission (the “SEC”) disclosing the redemption and release, as of April 2, 2013, of 3,380,079 shares of common stock (the “Remaining Pledged Shares”) of Emerson Radio Corp. (“Emerson”) to S&T International Distribution Ltd., (“S&T”), Emerson’s largest shareholder and a subsidiary of The Grande Holdings Limited (Provisional Liquidators Appointed). As previously disclosed, on February 10, 2012, Deutsche Bank AG (“Deutsche Bank”) had filed a Schedule 13G/A with the SEC in which it claimed beneficial ownership of the Remaining Pledged Shares out of an aggregate 3,780,600 shares of Emerson’s common stock which originally had been pledged to Deutsche Bank pursuant to a security agreement entered into by S&T.

As a result, Deutsche Bank no longer claims beneficial ownership of any of the Remaining Pledged Shares as of April 2, 2013. Furthermore, because S&T has regained control of a majority of the outstanding shares of common stock of Emerson, Emerson is once again a Controlled Company, as defined in Section 801(a) of the NYSE MKT Rules. The Emerson Board of Directors (the “Board”) will continue to maintain the composition of its Audit Committee (currently comprised of two independent directors) and Corporate Governance, Nominating and Compensation Committee (currently comprised solely of independent directors) in compliance with the rules regarding reporting companies generally and, in certain instances, smaller reporting companies, each established by NYSE MKT listing standards and the SEC. With respect to the composition of the Board, although Emerson is no longer bound by the Board composition rules that require either a majority of independent directors or, in the case of smaller reporting companies, such as Emerson, a Board comprised of at least 50% independent directors, the Board has no current intention to reduce the percentage of independent directors on the Board.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:

/s/ Andrew L. Davis
Andrew L. Davis
Chief Financial Officer

Dated: May 10, 2013